Investor Presentation – April 2020 Exhibit 99.1

Disclaimer 242, 242, 242 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).

Investment Highlights 242, 242, 242 Service and Experiential Cash ABR2 94.4% Average Investment Per Property $2.0mm Internally-Originated Sale-Leasebacks2,3 81.4% Average Quarterly Investment Activity4 $150mm As of December 31, 2019. Based on cash ABR as of December 31, 2019. Exclusive of GE Seed Portfolio. Average quarterly investment activity represents the trailing eight quarter average as of December 31, 2019. Preliminary estimate for March 31, 2020. Unit-Level Rent Coverage1 2.9x of Weighted Average Lease Term (WALT)1 14.6 Years of Collective Net Lease Experience 50+ Years New Vintage Net Lease Portfolio with Well Positioned Balance Sheet Creates a Compelling Investment Opportunity 1Q’20 Net Debt-to- Adjusted Annualized EBITDAre5 Mid-4.0x Targeted Leverage <6.0x of Undepreciated Gross Assets1 $2.1B Newly Assembled Portfolio of Single-Tenant Net Lease Properties with Long Duration Leases and Solid Unit-Level Rent Coverage Experienced Senior Management Team with Track Record of Growing and Managing Public Net Lease Companies to Significant Scale Small-Scale, Single-Tenant Properties Leased to Service-Oriented and Experienced-Based Businesses Disciplined and Proven Investment Strategy Targeting Growth via Sale-Leaseback Transactions with Middle-Market Companies Balance Sheet Conservatively Levered with Ample Liquidity and Capital Capacity to Weather Current Environment

242, 242, 242 Covid-19 Impact: Status of Portfolio and April Rent Over 65% of Our Portfolio is Currently Open or Operating in a Limited Capacity Effect from Covid-19 is Not Binary: The general lack of economic activity, combined with mandatory shutdowns, is impacting nearly all of EPRT’s industries. However, the severity varies greatly by industry and in the vast majority of cases, should prove temporary in nature April Rent Collection stands at 53%1 as of April 14th: This compares to approximately 90% of rent received as of the same date over the prior two months Deferral Agreements Represent 29% of April Rent, or 61% of the Not Paid Cohort: In place deferral agreements total $15.2mm of deferred rent, which represents 7% of our cash ABR2. The average deferral is 2.8 months and the average payback period is 15.7 months Currently Under Negotiation for the Remaining 18% of April Rent: Given the severity of the impact on certain industries, coupled with the fact that we are only halfway into the month, we are still in the process of working out mutually agreeable resolutions with 18% of our tenant base by cash ABR2 Rent Payments Should Improve as Tenants Eligible for the Payment Protection Program (PPP) Receive Loans: We estimate that 53%3 of our tenants are eligible to participate in PPP. Anecdotally, several of our tenants have already received PPP loans and have decided to stay current on rent rather than defer Rent Collection Should Improve as the Country Reopens: Given the percentage of our portfolio that is closed or operating on a limited basis, rent payments should improve as mandatory closure decrees are lifted and shelter in place recommendations are loosened April Rent Status4 Paid cohort includes tenants that have paid (51%) April rent and tenants that have agreed to pay (2%) April rent. As of March 31, 2020, on a preliminary basis. Calculated as a % of ABR as of March 31, 2020, on a preliminary basis. Calculated as a % of cash rent for the month of April 2020. . Tenant PPP Eligibility3 Property Status3

242, 242, 242 As of December 31, 2019. Property operating status as measured by cash ABR as of March 31, 2020, on a preliminary basis, for each tenant industry. Covid-19 Impact: Tenant Industry Breakdown Long-term Conviction in Our Targeted Industries Remains Unchanged Despite Negative Impact from Covid-19 Tenant Industry % of ABR1 % Open2 % Limited2 % Closed2 Level of Impact PPP Eligibility2 Projected Recovery Quick Service 14.2% 4% 92% 4% Light 100% Fast Car Wash 12.5% 61% 0% 39% Moderate 41% Fast Convenience Store 11.2% 93% 3% 4% Light 46% Fast Child Care 11.1% 26% 15% 59% Severe 59% Moderate Medical / Dental 10.6% 55% 22% 23% Moderate 41% Fast Health and Fitness 6.6% 0% 0% 100% Severe 26% Moderate Casual Dining 5.8% 0% 92% 8% Severe 100% Slow Auto Service 4.8% 89% 1% 10% Light 40% Fast Entertainment 4.7% 0% 0% 100% Severe 43% Slow Furniture 3.5% 0% 0% 100% Severe 7% Moderate Family Dining 3.4% 0% 85% 15% Severe 100% Slow Other Service 3.3% 100% 0% 0% Light 0% Moderate Pet Care 3.2% 98% 0% 2% Light 74% Fast Movie Theatres 2.9% 0% 0% 100% Severe 0% Slow Building Materials 1.8% 100% 0% 0% Light 0% Moderate Grocery 0.3% 100% 0% 0% Light 0% Moderate Severity: 62% of our portfolio has been lightly or moderately impacted by Covid-19, and we have collected 53% of our April rents to date. Of the 38% of ABR that has been severely impacted, 66% is closed, and we expect increased rental payments as the economy reopens Projected Recovery: We expect that 57% of our tenants will experience a fast recovery when social and economic activity begins to normalize while we project 17% of our tenants to recover more slowly Long-Term View: With pre-crisis rent coverage of 2.9x, we do not expect significant deterioration in our in-place ABR on a long-term basis. Any long-term rent loss will be tenant, rather than industry specific, and we have therefore been methodical in our approach to lease deferrals

Subsequent Events and Liquidity Benchmarking 242, 242, 242 This is the all-in interest rate once our forward LIBOR swap becomes effective on July 9, 2020. Before that date, LIBOR is floating. Liquidity is defined as the sum of (i) cash and cash equivalents; (ii) availability on a revolving credit facility; (iii) undrawn commitments on term loans; and (iv) unsettled forward equity issuances. Undepreciated Net Investments represents the sum of: (i) net real estate investments; (ii) accumulated depreciation; (iii) loans and direct financing lease receivables; and (iv) assets held for sale as of 4Q’19. Projected 2020 Fixed Costs includes: (i) general and administrative expense for the three months ended December 31, 2019, annualized; (ii) estimated annual interest expense based on the current capitalization; (iii) preferred stock dividend and (iiii) common stock dividends. Capital Activity Creates Ample Liquidity to Weather the Current Environment January Equity Raises: Raised $200mm of gross proceeds via an overnight offering and $6mm of ATM gross proceeds Seven-Year Term Loan Draw: Drew down the remaining $180mm of our $430mm seven-year unsecured term loan, locking in a fixed rate of 2.86%1 on the incremental draw. The term loan has a $70mm accordion feature Revolver: As of March 31st, we had $65mm outstanding on our $400mm revolver, which has a $200mm accordion feature ABS Note Repayment: Repaid $62mm of the 2017-1 Class A notes without penalty Net Investment Activity Totaled $144mm in 1Q’20: Comprised of $166mm in investments and $22mm in dispositions 1Q’20 Leverage Well Below Long-Term Target of <6.0x: We expect our Net Debt / Annualized Adjusted EBITDAre to end 1Q’20 in mid-4.0x range. Furthermore, debt as a percentage of undepreciated gross assets was 36% at the end of 1Q’20 Total Liquidity of ~$550mm (Excluding Accordion Features): At March 31, 2020, we had $214mm in cash and $335mm of availability on our $400mm unsecured revolving credit facility for $549mm in total liquidity, which positions us well relative to our net lease peers Liquidity2 / Undepreciated Net Investments3 Liquidity2 / Projected 2020 Fixed Costs4

Well Capitalized Balance Sheet 242, 242, 242 Balances and ratios are preliminary and subject to further adjustment. Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024. Using the leverage based grid, this represents our all-in interest rate once our forward LIBOR swap becomes effective on July 9, 2020. Our revolving credit facility provides a maximum aggregate amount of up to $400 million and includes an accordion feature to increase the maximum availability of the facility by up to $200 million. Common stock and OP unit balance is based on EPRT’s closing price as of April 14, 2020. Lowered Levered Balance Sheet with Strong Liquidity (dollars in thousands, except share and per share amounts) December 31, 2019 March 31, 20201 Rate Maturity2 Total secured debt   239,103   176,124   4.19%   4.2 years                   Unsecured debt:                 $200mm five-year term loan   200,000   200,000   3.31%2   4.0 years $430mm seven-year term loan   250,000   430,000   3.00%3   6.7 years Revolving credit facility4   46,000   65,000   LIBOR + 1.25% to 1.85%   3.0 years Total unsecured debt   $ 496,000   $ 695,000   3.02%   5.6 years Gross debt   735,103   871,124   3.26%   5.3 years Less: cash & cash equivalents   (8,304)   (192,617)         Less: restricted cash deposits held for the benefit of lenders   (13,015)   (21,456)         Net debt   $ 713,784   $ 657,051                           Undepreciated Gross Assets:   2,065,518   2,402,454         Undepreciated Gross Investments:   2,002,314   2,146,496         Availiable Liquidity   555,319   549,073                           Equity:                 Preferred stock   -   -         Common stock & OP units   2,091,855   1,097,0945         Total equity   2,091,855   1,097,094         Total enterprise value ("TEV")   $ 2,805,639   $ 1,754,145                           Net Debt / Annualized Adjusted EBITDAre   5.0x   Mid-4.0x         Debt / Undepreciated Gross Assets   35.6%   36.3%         Liquidity / Undepreciated Gross Investment   27.7%   25.6%

Debt Structure Allows for Capital Flexibility Debt Maturity Schedule1,2,3 242, 242, 242 Debt balances are as of March 31, 2020. Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024. The Series 2017-1 notes can be prepaid without penalty starting on November 26, 2021. No Significant Debt Maturities Until 2024 The Series 2017-1 Secured ABS notes: Anticipated repayment date is June 2024, but the notes can be prepaid without penalty starting on November 26, 2021. The weighted average interest rate on the notes is 4.16%. On February 10, the Company paid down $62mm of the Class A portion of the these notes without penalty Our Unsecured Revolving Line of Credit has $400mm of capacity $400

242, 242, 242 242, 242, 242 Service-Oriented & Experience-Based Industries Sale-Leaseback Transactions with Middle-Market Tenants Small-Scale Net Leased Properties E-commerce resistant Profit centers essential to tenant’s operations Customers must visit to receive service/experience Longer lease term Unit-level financial reporting Include contractual rent increases Increases diversification Deeper pool of potential buyers Greater alternative uses Small-scale net leased properties are easier to divest and re-let in comparison to larger properties Service-oriented and experience-based businesses are performing well in the current economic environment and increasing store counts Targeted Investment Strategy Based on Decades of Experience Management’s Investment Discipline Has Been Refined Over Multiple Decades of Managing Assets Through Various Credit Cycles Access to growth capital for middle-market businesses is limited and results in attractive risk-adjusted returns

242, 242, 242 Seek to be the Capital Provider of Choice Maintain Direct Relationships with Our Tenants and Actively Seek to Leverage Our Relationships to Identify New Investment Opportunities 242, 242, 242 Relationship-Based Sourcing Percentage of portfolio cash ABR as of December 31, 2019 that was acquired from parties who previously engaged in one or more transaction with a senior management team member. Exclusive of GE Seed Portfolio. Percentage of portfolio cash ABR as of December 31, 2019 that was attributable to internally originated sale-leaseback transactions. Exclusive of GE Seed Portfolio. Repeat Business Through Existing Senior Management Relationships1 86.4% Internally Originated Sale-Leaseback Transactions2 81.4% Tenant Relationships 43.4% Underwriting Methodology Industry View Determine the relevant competitive factors and long-term viability of the industry, avoiding industries subject to long-term functional obsolescence Credit of the Tenant Perform detailed credit reviews of the financial condition of all proposed tenants to determine their financial strength and flexibility Unit-Level Profitability Evaluate the profitability of the business operated at our real estate locations through rent coverage ratios and historical financials Real Estate Valuation Identify whether the underlying real estate is commercially desirable and suitable for use by different tenants

242, 242, 242 New Vintage Portfolio is Focused on Targeted Industries Our Portfolio is the Result of a Disciplined Adherence to Investing in Properties Leased to Service-Oriented and Experience-Based Businesses with Unit-Level Reporting Investment Properties (#)1 1,000 Square Footage (mm) 7.9 Tenants (#) 205 Industries (#) 16 States (#) 44 Weighted Average Remaining Lease Term (Years) 14.6 Master Leases (% of Cash ABR) 60.3% Sale-Leaseback (% of Cash ABR)2,3 81.4% Unit-Level Rent Coverage 2.9x Unit-Level Financial Reporting (% of Cash ABR) 98.2% Leased (%) 100.0% Top 10 Tenants (% of Cash ABR) 23.4% Average Investment Per Property ($mm) $2.0 Average Transaction Size ($mm)2 $6.1 Includes one undeveloped land parcel and 91 properties that secure mortgage loans receivable. Exclusive of GE Seed Portfolio. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Portfolio Highlights December 31, 2019 Tenant Industry Diversification E-Commerce Resistant: 94.4% of cash ABR comes from service-oriented and experience-based tenants Focus on 16 Industries: Results in greater sector expertise and more efficient asset management 14.6 Year WALT Limits Near-Term Cash Flow Erosion: Only 2.7% of our cash ABR expires through 2023 Highly Transparent with No Legacy Issues: 98.2% unit-level reporting; investment program started in June 2016

Top 10 Tenant Concentration EPRT Has 205 Tenants Across 1,000 Properties with the Top 10 Representing 189 Properties and 23.4% of Cash ABR 242, 242, 242 Top 10 Tenant1 Properties % of Cash ABR 74 3.4% 13 2.8% 4 2.5% 5 2.5% 34 2.4% 12 2.1% 13 2.1% 26 2.0% 5 1.9% 3 1.8% Top 10 Tenants 189 23.4% Total 1,000 100.0% Top 10 Tenant Exposure Notes: Statistics as of December 31, 2019. Property count includes one undeveloped land parcel and 91 properties that secure mortgage loans receivable. Represents tenant, guarantor or parent company.

242, 242, 242 Long-Term Risk Factors Mitigation by Essential Properties Challenged Retail Categories No exposure to big-box apparel, electronics, sporting goods or department stores At-Risk Retail Categories No exposure to pharmacy, dollar stores or discount retailers; de minimis exposure to grocers Asset Concentration No large office, manufacturing or high-dollar special-purpose properties; primarily target smaller asset size (average investment per property of $2.0 million) in service-based and experience-oriented industries Tenant Concentration No single tenant represents more than 3.4% of cash ABR Industry Concentration Focus on 16 industries allows balance of deep industry expertise and diversification, while avoiding at-risk categories Opaque Credit Deterioration 98% of leases1 obligate tenant to provide unit-level financial reporting Lack of Organic Revenue Growth 99% of leases1 provide for increases with 1.5% weighted average annual escalation rate2 assuming 0.0% change in annual CPI Low Rent Recapture at Expiration / Default Focus on smaller-box properties with alternative uses and well-located real estate with at or below market rents Based on cash ABR as of December 31, 2019. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Portfolio Built to Mitigate Specific Net Lease Investment Risk Factors The Company Has Purposefully Developed Business Practices and Constructed a Portfolio Designed to Mitigate Key Identifiable Long-Term Risk Factors

42.3% Disciplined Underwriting Leading to Healthy Portfolio Metrics 98.2% of Unit-Level Reporting Provides (Near) Real-Time Tenant Visibility 242, 242, 242 Tenant Financial Reporting % of Cash ABR by Unit-Level Coverage Tranche2 Long Weighted Remaining Lease Term Healthy Rent Coverage Ratios1 Only 1.0% of cash ABR has less than 1.5x coverage and an implied credit rating lower than B Only 1.3% of our expiring cash ABR through 2026 has a rent coverage ratio of less than 1.5x Tenant Financial Reporting Requirements % of Cash ABR Unit-Level Financial Information 98.2% Corporate-Level Financial Reporting 98.6% Both Unit-Level and Corporate-Level Financial Information 98.0% No Financial Information 1.1% Note: Statistics as of December 31, 2019. ‘NR’ means not reported. The chart illustrates the portions of annualized base rent as of December 31, 2019 attributable to leases with tenants having specified implied credit ratings based on their Moody’s RiskCalc scores. Moody’s equates the EDF scores generated using RiskCalc with a corresponding credit rating. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases. Rent Coverage Ratio (x) Rent Coverage Ratio (x)

Established and Proven Investment Infrastructure Scalable Platform Allows for Consistent Sourcing of Investment Activity at Attractive Yields without Sacrificing Underwriting Standards and Investment Focus 242, 242, 242 Investment activity has averaged ~$150mm per quarter over the last eight quarters Cash ABR for the first full month after the investment divided by the purchase price for the property. GAAP rent for the first twelve months after the investment divided by the purchase price for the property. As a percentage of cash ABR for that particular quarter. Includes investments in mortgage loan receivables collateralized by more than one property. Includes investments in mortgage loans receivable made in support of sale-leaseback transactions. Includes three properties that secured $16.8 million of mortgage loans receivable. Includes 71 properties that secured $35.3 million of mortgage loans receivable. Includes 18 properties that secured $34.6 million of mortgage loans receivable. Investments 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 20196 3Q 20197 4Q 20198 Number of Transactions 16 23 34 24 35 32 28 41 Property Count 28 86 62 39 51 91 139 94 Avg. Investment per Unit (in 000s) $2,195 $2,438 $2,042 $2,572 $2,303 $2,015 $1,174 $2,049 Cash Cap Rates1 7.8% 7.6% 7.6% 7.6% 7.5% 7.3% 7.5% 7.3% GAAP Cap Rates2 8.3% 8.7% 8.5% 8.5% 8.4% 8.1% 8.2% 8.0% Master Lease %3,4 33% 82% 58% 57% 47% 67% 73% 41% Sale-Leaseback %3,5 68% 90% 77% 83% 78% 65% 88% 81% % of Financial Reporting3 100% 96% 100% 90% 100% 100% 100% 99% Rent Coverage Ratio 2.3x 2.4x 2.7x 2.8x 3.2x 3.2x 3.2x 3.1x Lease Term Years 14.1 17.2 16.1 16.6 15.1 15.3 16.6 16.3

Dispositions Have Traded at Attractive Cap Rates: Since inception in 2016 through 2019, we have sold 145 properties for $203mm and achieved a weighted average cash cap rate of 6.7% on the sale of 104 leased properties8 Trailing 12-Month (TTM) Sales Came from a Diverse Mix of Industries: No single industry was overrepresented among our dispositions in the trailing 12 month period, which we believe provides visibility into the value of our diverse portfolio Active Asset Management 242, 242, 242 Proactive Asset Management Mitigates Risk and Maximizes Risk-Adjusted Returns Net of transaction costs. Gains/(losses) based on our aggregate allocated purchase price. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property. Property count excludes dispositions in which only a portion of the owned parcel is sold. Excludes one property sold pursuant to an existing tenant purchase option. Excludes the sale of one leasehold property. Excludes the prepayment of two mortgage loans receivable for $4.6 million. Excludes two leasehold properties and one property sold pursuant to an existing tenant purchase option. Percentages are based on cash ABR; trailing 12 months (TTM) period ended December 31, 2019. TTM Sales9 Since Dispositions 1Q 2018 2Q 2018 3Q 2018 4Q 2018 1Q 2019 2Q 20197 3Q 2019 4Q 2019 Inception Realized Gain/(Loss)1,2 (1.7%) 9.7%5 (6.6%)6 0.4% 2.9% 1.3% 17.8% 8.5% 4.8%8 Cash Cap Rate on Leased Assets3 6.7% 7.1%5 6.8%6 6.9% 6.6% 7.0% 6.7% 6.9% 6.7%8 Leased Properties Sold4 5 8 17 7 7 10 9 7 107 Vacant Properties Sold4 1 2 4 1 -- 1 1 1 38 Rent Coverage Ratio 0.8x 2.1x5 1.8x6 1.8x 1.8x 1.5x 1.1x 1.7x 1.7x8

Differentiated Net Lease Investment Opportunity Strong Unit-Level Coverage2 & Transparency Service-Oriented & Experience-Based Industries Limited Immediate-Term Lease Maturities ü ü ü Source: Public filings and press releases. Note: Essential Properties data as of December 31, 2019. Public net lease REIT data as of most recent reported quarter. ‘NR’ means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable. Designations entitled “other” are counted as one industry, even though the “other” segment could represent multiple industries. EPRT, GTY, NNN, O, SRC and STOR coverage based on four-wall; EPR and FCPT coverage based on EBITDAR. VER property level sales data was collected for 79.5% of retail and restaurant properties required to provide unit level sales reports, representing 49.6% of retail and restaurant properties owned. 90% % Unit-Level Financial Reporting3 98% NR 98% 50% 51% NR 80% NR NR 242, 242, 242 14.0 Weighted Average Lease Term (# of Years) 11.0 14.6 10.0 10.0 13.0 11.2 9.8 9.2 8.3 2 Total Number of Tenant Industries1 3 10 16 37 112 50 28 41 16 Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers (% of ABR) (% of Rent Expiring through 2023) Less Reliance on Top 10 Tenancy with Smaller Scale Properties ü (% of ABR) $3.5 Average Investment Per Property ($mm) $3.3 $2.0 $3.8 $2.9 $2.7 $3.0 $19.3 $1.3 $2.8

2019 AFFO Payout Ratio4 Net Debt + Preferred / EBITDAre Debt / Undepreciated Gross Assets2 Dividend Yield3 Source: Public filings and FactSet. Note: Financial data as of December 31, 2019 as adjusted for subsequent publicly-disclosed events. Companies may calculate Adjusted Annualized EBITDAre differently; accordingly such data for EPRT and these companies may not be comparable. ADC, EPR, EPRT, SRC and STOR include adjustments for intra-quarter acquisition and disposition activity. Undepreciated Gross Assets represents the sum of total assets and accumulated depreciation. Dividend yield represents the quotient of (i) most recent declared dividend per share, annualized, and (ii) closing price per share at April 14, 2020. 2019 AFFO Payout Ratio represents the quotient of (i) dividends per share declared over the twelve months ended December 31, 2019 and (ii) AFFO per share for the twelve months ended December 31, 2019. 242, 242, 242 (Net Debt plus Preferred-to-Adjusted Annualized EBITDAre1) 17 Public Net Lease REIT Benchmarking – Leverage and Dividend Sustainability Low Leverage and Healthy Payout Ratio Underscore Sustainability of Current Income

Implied Cap Rate and NAV Analysis (unaudited, in thousands) Three Months Ended, December 31, 20194         Adjusted net operating income ("NOI")1 $41,112         Straight-line rental revenue, net1 (3,544) Other amortization and non-cash charges 79         Adjusted Cash NOI 37,647 Annualized Adjusted Cash NOI 150,588         Applied Cap Rate 9.50% 8.75% 8.00% 7.25% 6.50% Implied Real Estate Value $2,618,922         Net Debt (521,820)         Prepaid expenses and other assets, net of deferred financing costs2 12,459 Dividend payable (19,395)         Accrued liabilities and other payables (17,453) Total Net Equity $2,072,713         Fully Diluted Shares Outstanding 92,250 Price Per Share $11.26 $12.73 $14.48 $16.59 $19.19 Implied Nominal Cap Rate – Sensitivity Analysis Source: Public filings, FactSet and SNL. Note: Market data as of April 9, 2020. Companies may define adjusted cash NOI differently. Accordingly, such data for these companies and EPRT may not be comparable. This adjustment is made as to reflect NOI as if all acquisitions and dispositions of real estate investments made during the three months ended December 31, 2019 had occurred on October 1, 2019. Adjusted to exclude $3.8mm of deferred financing costs related to our revolving credit facility. Implied nominal cap rate calculated based on adjusted cash NOI for the most recently reported three months, as adjusted for subsequent events, annualized. Pro forma adjustments have been made to reflect the impact of our January 2020 follow-on offering of common stock. On January 14, 2020, we issued 7,935,000 shares of common stock for proceeds of $192.0 million, net of underwriters' discounts. 242, 242, 242 19 Strong Upside Potential Given Relative Valuation   Implied Cap Rate3   5.2% 5.6%   6.3% 7.3%   7.6% 8.6%   8.7% 9.1%   9.2% 12.4% Simple Average 8.0% 242, 242, 242 Peer Benchmarking 19

Appendix

242, 242, 242 Unsecured Covenants Calculation 12/31/19 Limit Consolidated Leverage Ratio Total debt / total asset value (TAV) 33.5% 60.0% Unencumbered Leverage Ratio Unsecured debt / unencumbered TAV 35.9% 60.0% Consolidated Secured Debt Leverage Ratio Consolidated secured debt / TAV 10.9% 50.0% Consolidated Fixed Charge Coverage Ratio Consolidated adjusted EBITDA / Consolidated fixed charges 4.2x 1.5x Unencumbered Interest Coverage Ratio Unencumbered NOI / consolidated unsecured interest expense 7.49x 1.75x Tangible Net Worth ($ in 000s) Tangible net worth > Minimum tangible net worth $1,283,585 $995,812 Unsecured Credit Covenants Covenant Summary and Compliance

Public Net Lease REIT Benchmarking – Liquidity Analysis EPRT is in a Superior Liquidity Position Source: Public filings and SNL. Note: Financial data as of December 31, 2019 as adjusted for subsequent publicly-disclosed events. Liquidity is defined as the sum of (i) cash and cash equivalents; (ii) availability on a revolving credit facility; (iii) undrawn commitments on term loans; and (iv) unsettled forward equity issuances. Undepreciated Net Investments represents the sum of: (i) net real estate investments; (ii) accumulated depreciation; (iii) loans and direct financing lease receivables; and (iv) assets held for sale. Forecasted 2020 Fixed Costs includes: (i) general and administrative expense for the three months ended December 31, 2019, annualized; (ii) estimated annual interest expense based on the current capitalization; (iii) preferred stock dividend and (iiii) common stock dividends. 2020 Debt Maturities excludes $322 million of notes convertible to common stock for VER. Liquidity1 / Undepreciated Net Investments2 Liquidity1 / Cash ABR at 4Q’19 242, 242, 242 Liquidity1 / Projected 2020 Fixed Costs3 Liquidity1 / 2020 Debt Maturities and Projected 2020 Fixed Costs4 18

Focused on Highly Fungible and Liquid Real Estate Lower ABR per Property2,3 Smaller Average Property Size Smaller-Scale Net Leased Investments ü ü ü Source: Public filings and press releases. Note: Essential Properties data as of December 31, 2019. Public net lease REIT data as of most recent reported quarter. EPR, SRC and VER statistics calculated based on (i) total cash ABR for the three months ended December 31, 2019 and (ii) the average square footage during such time. GTY is calculated using GAAP ABR. EPR, SRC and VER statistics calculated based on (i) total cash ABR for the three months ended December 31, 2019 and (ii) the average property count during such time. (Average Investment per Property ($mm)) 242, 242, 242 Smaller-Scale Real Estate is Inherently More Liquid and Fungible (Average square feet, in thousands) Appropriate Rent per Square Foot1,2 ü (Cash ABR per property, in thousands) (Cash ABR per square foot)

Leasing Summary Same-Store Analysis 242, 242, 242 Same-Store Portfolio: All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is October 1, 2018 through December 31, 2019. The same-store portfolio for 4Q 2019 is comprised of 590 properties and represented 62% of our current portfolio as measured by contractual cash rent divided by our cash ABR at December 31, 2019. Contractual Cash Rent: The amount of cash rent our tenants are contractually obligated to pay per the in-place lease as of December 31, 2019; excludes percentage rent that is subject to sales breakpoints per the lease. Defined Terms Same-Store Portfolio Performance   Contractual Cash Rent ($000s) % Type of Business 4Q 2019 4Q 2018 Change Service $ 18,170 $ 17,796 2.1% Experience 3,521 3,529 -0.2% Retail 1,300 1,282 1.4% Industrial 674 661 2.0% Total Same-Store Rent $ 23,664 $ 23,268 1.7% - Property Operating Expense1 258 230 12.1% Total Same-Store NOI $ 23,407 $ 23,038 1.6% Excludes reimbursable property operating expenses.

Leasing Summary Lease Escalations 242, 242, 242 Leases contributing 99% of cash ABR provided for base rent escalation, generally ranging from 1.0% to 3.0% annually, with a weighted average annual escalation rate of 1.5%, which assumes 0.0% change in annual CPI 6% of contractual rent escalations by cash ABR are CPI-based, while 93% are based on fixed percentage or scheduled increases 72% of cash ABR derived from flat leases is attributable to leases that provide for contingent rent based on a percentage of the tenant’s gross sales at the leased property Based on cash ABR as of December 31, 2019. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Lease Escalation Frequency Lease Escalation Type     Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually 79.4% 1.6% Every 2 years 2.5 1.4 Every 3 years 0.4 1.2 Every 4 years 0.5 0.8 Every 5 years 13.6 1.3 Other escalation frequencies 2.2 1.4 Flat 1.4 NA Total / Weighted Average 100.0% 1.5%

Financial Summary – 4Q 2019 Consolidated Statements of Operations 242, 242, 242 Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $137 and $205 for the three months ended December 31, 2019 and 2018 and $855 and $1,082 for the years ended December 31, 2019 and 2018, respectively. Includes reimbursable income from our tenants of $247 and $502 for the three months ended December 31, 2019 and 2018 and $1,427 and $589 for the years ended December 31, 2019 and 2018, respectively. During the year ended December 31, 2019, includes non-recurring expenses of $2,473 for costs and charges incurred in connection with the secondary offering by our funding capital partner and $275 for a provision for settlement of litigation. Includes reimbursable expenses from our tenants of $247 and $502 for the three months ended December 31, 2019 and 2018 and $1,427 and $534 for the years ended December 31, 2019 and 2018, respectively Includes the write-off of $887 of deferred financing costs during the three months ended December 31, 2019 and includes premium paid on repurchase of notes issued under our Master Trust Funding Program of $1,400, the write-off of $3,740 of deferred financing costs and $100 of legal costs during the year ended December 31, 2019.     Three Months Ended December 31,   Year Ended December 31, (in thousands, except share and per share data)   2019   2018   2019   2018     (unaudited)   (unaudited)   (unaudited)   (unaudited) Revenues: Rental revenue1,2   $ 37,828   $ 27,825   $ 135,670   $ 94,944 Interest on loans and direct financing leases 1,355 277 3,024 656 Other revenue   22   548   663   623 Total revenues 39,205 28,650 139,357 96,223                   Expenses: Interest   6,963   6,718   27,037   30,192 General and administrative3 5,290 3,891 21,745 13,762 Property expenses4   736   759   3,070   1,980 Depreciation and amortization 12,378 8,510 42,745 31,352 Provision for impairment of real estate   997   977   2,918   4,503 Total expenses 26,364 20,855 97,515 81,789 Other operating income:                 Gain on dispositions of real estate, net 2,695 345 10,932 5,445 Income from operations   15,536   8,140   52,774   19,879 Other (loss)/income: Loss on repurchase and retirement of secured borrowings5   (887)   —   (5,240)   — Interest 71 211 794 930 Income before income tax expense   14,720   8,351   48,328   20,809 Income tax expense 94 52 303 195 Net income   14,626   8,299   48,025   20,614 Net income attributable to non-controlling interests (105) (2,519) (6,181) (5,001) Net income attributable to stockholders and members   $ 14,521   $ 5,780   $ 41,844   $ 15,613 Three Months Ended December 31, Year Ended December 31, 2019 Period from June 25, 2018 to December 31, 2018 2019   2018 Basic weighted-average shares outstanding   81,232,922   43,057,802   64,104,058   42,634,678 Basic net income per share $ 0.18 $ 0.13 $ 0.65 $ 0.26 Diluted weighted-average shares outstanding   82,231,030   62,217,218   75,309,896   61,765,957 Diluted net income per share $ 0.18 $ 0.13 $ 0.63 $ 0.26

Financial Summary – 4Q 2019 Funds from Operations (FFO) and Adjusted Funds from Operations (AFFO) 242, 242, 242 Includes non-recurring expenses of $887 related to our retirement of secured borrowings during the three months ended December 31, 2019 and $2,473 for costs and charges incurred in connection with the secondary offering by our funding capital partner, our $5,240 loss on repurchase and retirement of secured borrowings and $275 for a provision for settlement of litigation during the year ended December 31, 2019. Calculations exclude $116, $145 and $494 from the numerator for the three months ended December 31, 2019 and 2018 and the year ended December 31, 2019, respectively, related to dividends paid on unvested restricted share awards and restricted share units.     Three Months Ended December 31,   Year Ended December 31, (unaudited, in thousands except per share amounts)   2019   2018   2019   2018 Net income   $ 14,626   $ 8,299   $ 48,025   $ 20,614 Depreciation and amortization of real estate   12,354   8,496   42,649   31,335 Provision for impairment of real estate   997   977   2,918   4,503 Gain on dispositions of real estate, net   (2,695)   (345)   (10,932)   (5,445) Funds from Operations   25,282   17,427   82,660   51,007 Other non-recurring expenses1 887 — 7,988 — Core Funds from Operations   26,169   17,427   90,648   51,007 Adjustments: Straight-line rental revenue, net   (3,336)   (2,499)   (12,215)   (8,214) Non-cash interest expense 603 816 2,738 2,798 Non-cash compensation expense   1,022   1,042   4,546   2,440 Other amortization and non-cash charges 81 179 824 579 Capitalized interest expense   (125)   (11)   (290)   (225) Transaction costs — (1) — 57 Adjusted Funds from Operations   $ 24,414   $ 16,953   $ 86,251   $ 48,442 Net income per share2:                 Basic $ 0.18 $ 0.13 $ 0.65 Diluted   $ 0.18   $ 0.13   $ 0.63     FFO per share2: Basic   $ 0.31   $ 0.28   $ 1.11     Diluted $ 0.31 $ 0.28 $ 1.09 Core FFO per share2:                 Basic $ 0.32 $ 0.28 $ 1.21 Diluted   $ 0.32   $ 0.28   $ 1.20     AFFO per share2: Basic   $ 0.30   $ 0.27   $ 1.15     Diluted $ 0.30 $ 0.27 $ 1.14

Financial Summary – 4Q 2019 Consolidated Balance Sheets 242, 242, 242     December 31, 2019   December 31, 2018 (in thousands, except share and per share amounts)   (unaudited)   (audited) ASSETS         Investments: Real estate investments, at cost:         Land and improvements $ 588,279 $ 420,848 Building and improvements   1,224,682   885,656 Lease incentive 4,908 2,794 Construction in progress   12,128   1,325 Intangible lease assets 78,922 66,421 Total real estate investments, at cost   1,908,919   1,377,044 Less: accumulated depreciation and amortization (90,071) (51,855) Total real estate investments, net   1,818,848   1,325,189 Loans and direct financing lease receivables, net 92,184 17,505 Real estate investments held for sale, net   1,211   — Net investments 1,912,243 1,342,694 Cash and cash equivalents   8,304   4,236 Restricted cash 13,015 12,003 Straight-line rent receivable, net   25,926   14,255 Prepaid expenses and other assets, net 15,959 7,712 Total assets   $ 1,975,447   $ 1,380,900 LIABILITIES AND EQUITY         Secured borrowings, net of deferred financing costs $ 235,336 $ 506,116 Unsecured term loans, net of deferred financing costs   445,586   — Revolving credit facility 46,000 34,000 Intangible lease liabilities, net   9,564   11,616 Dividend payable 19,395 13,189 Accrued liabilities and other payables   17,453   4,938 Total liabilities 773,334 569,859 Commitments and contingencies   —   — Stockholders' equity: Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of December 31, 2019 and 2018   —   — Common stock, $0.01 par value; 500,000,000 authorized; 83,761,151 and 43,749,092 issued and outstanding as of December 31, 2019 and 2018, respectively 838 431 Additional paid-in capital   1,223,043   569,407 Distributions in excess of cumulative earnings (27,482) (7,659) Accumulated other comprehensive income   (2,885)   — Total stockholders' equity 1,193,514 562,179 Non-controlling interests   8,599   248,862 Total equity 1,202,113 811,041 Total liabilities and equity   $ 1,975,447   $ 1,380,900

Financial Summary – 4Q 2019 GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 242, 242, 242 These adjustments are made to reflect EBITDAre, NOI and Cash NOI as if all investments in and dispositions of real estate made during the three months ended December 31, 2019 had occurred on October 1, 2019. Adjustment excludes $887 of non-core expenses added back to compute Core FFO and a $541 write-off of receivables. Adjustment excludes contingent rent (based on a percentage of the tenant's gross sales at the leased property) where payment is subject to exceeding a sales threshold specified in the lease and lease termination fees.     Three Months Ended (unaudited, in thousands)   December 31, 2019 Net income   $ 14,626 Depreciation and amortization   12,378 Interest expense   6,963 Interest income (71) Income tax expense   94 EBITDA 33,990 Provision for impairment of real estate   997 Gain on dispositions of real estate, net (2,695) EBITDAre   32,292 Adjustment for current quarter acquisition and disposition activity1 2,121 Adjustment to exclude other non-recurring expenses2   1,428 Adjustment to exclude lease termination fees and certain percentage rent3 (19) Adjusted EBITDAre - Current Estimated Run Rate   35,822 General and administrative 5,290 Adjusted net operating income ("NOI")   41,112 Straight-line rental revenue, net1 (3,544) Other amortization and non-cash charges   79 Adjusted Cash NOI $ 37,647       Annualized EBITDAre $ 129,168 Annualized Adjusted EBITDAre   $ 143,288 Annualized Adjusted NOI $ 164,448 Annualized Adjusted Cash NOI   $ 150,588

Glossary Supplemental Reporting Measures and Other Terms 242, 242, 242 FFO, Core FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”), core funds from operations (“Core FFO”) and adjusted funds from operations (“AFFO”), each of which is a non-GAAP financial measures. We believe these non-GAAP financial measures are industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, and may be useful to investors and analysts, to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains and losses on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). We compute Core FFO by adjusting FFO, as defined by NAREIT, to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and/or not related to our core real estate operations. Exclusion of these items from similar FFO-type metrics is common within the equity REIT industry, and management believes that presentation of Core FFO provides investors with a metric to assist in their evaluation of our operating performance across multiple periods and in comparison to the operating performance of our peers, because it removes the effect of unusual items that are not expected to impact our operating performance on an ongoing basis. Core FFO is used by management in evaluating the performance of our core business operations. Items included in calculating FFO that may be excluded in calculating Core FFO include items like certain transaction related gains, losses, income or expense or other non-core amounts as they occur. To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our operating performance, including straight-line rental revenue, non-cash interest expense, non-cash compensation expense, other amortization and non-cash charges, capitalized interest expense and transaction costs. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider to assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO, Core FFO and AFFO do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of FFO, Core FFO and AFFO may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Glossary Supplemental Reporting Measures and Other Terms 242, 242, 242 We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We compute EBITDA as earnings before interest, income taxes and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre do not include all items of revenue and expense included in net income, they do not represent cash generated from operating activities and they are not necessarily indicative of cash available to fund cash requirements; accordingly, the should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. Additionally, our computation of EBITDA and EBITDAre may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding cash and cash equivalents and restricted cash deposits held for the benefit of lenders from gross debt, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We compute NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight-line rental revenue and other amortization and non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Additionally, our computation of NOI and Cash NOI may differ from the methodology for calculating these metrics used by other equity REITs and, therefore, may not be comparable to similarly titled measures reported by other equity REITs.

Glossary Supplemental Reporting Measures and Other Terms 242, 242, 242 Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We further adjust EBITDAre, NOI and Cash NOI i) based on an estimate calculated as if all investment and disposition activity that took place during the quarter had been made on the first day of the quarter, ii) to exclude certain GAAP income and expense amounts that we believe are infrequent and unusual in nature and iii) to eliminate the impact of lease termination fees and contingent rental revenue from our tenants which is subject to sales thresholds specified in the lease. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all investments as of the end of the current quarter. You should not unduly rely on these measures, as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates. Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. GE Seed Portfolio GE seed portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after investment divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after investment or disposition divided by the purchase or sale price, as applicable, for the property. Disclaimer Essential Properties Realty Trust, Inc. and the Essential Properties Realty Trust REIT are not affiliated with or sponsored by Griffin Capital Essential Asset Operating Partnership, L.P. or the Griffin Capital Essential Asset REIT, information about which can be obtained at (https://www.gcear.com).